================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JULY 8, 2005
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
         --------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                   000-27115                 77-0364943
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)



               8725 W. HIGGINS ROAD, SUITE 400, CHICAGO, IL 60631
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (773) 243-3000
         --------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

================================================================================

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 8, 2005, the Board of Directors approved, upon the recommendation of the Compensation Committee of the Board, the grant to Martin
W. Singer, the Chairman and Chief Executive Officer of the Company, of 100,000 stock options and 65,000 shares of restricted stock under the Company's 1997 Stock Plan. The effective date of these grants is the second trading day following the public release by the Company of its financial results for the second quarter ended June 30, 2005. The Company is currently scheduled to release its financial results on July 28, 2005.

         Subject to Mr. Singer's continuing employment with the Company, the 100,000 stock options will become exercisable over a four-year period beginning July 1, 2005, with 25% of such options becoming exercisable at the end of the first year and the balance becoming exercisable thereafter on a monthly basis in equal amounts. The per share exercise price of the stock options will be the last sale price of the Company's common stock on the effective grant date as reported by Nasdaq.

         Subject to Mr. Singer's continuing employment with the Company, the 65,000 shares of restricted stock will vest in their entirety on July 1, 2010, subject to acceleration of such shares based on the Company's achievement of identified performance goals as of the end of the Company's fiscal years in 2007 and 2008. These performance goals consist of (i) targeted cumulative revenue of the Company for fiscal periods beginning January 1, 2005, and (ii) targeted total market capitalization of the Company. These goals will be assessed in tandem at the end of fiscal 2007 and 2008 and, depending on the level of achievement, may result in acceleration for each such year of up to 50% of the granted shares. The Compensation Committee of the Board of Directors has the right to adjust these performance goals in limited circumstances.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, PCTEL, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2005

                                     PCTEL, INC.


                                     By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer